VOYA EQUITY TRUST

Voya Mid Cap Research Enhanced Index Fund Voya U.S. High Dividend Low Volatility Fund (together, the "Funds")

Supplement dated February 13, 2024

to the Funds' Class A, Class C, Class I, Class R, Class R6, and Class W Shares'

Summary Prospectus and Prospectus (together, the "Prospectuses")

and related Statement of Additional Information (the "SAI"),

each dated September 30, 2023

Effective March 1, 2024, Peg DiOrio, CFA will no longer serve as a portfolio manager for the Funds. Effective March 1, 2024, all references to Peg DiOrio, CFA as a portfolio manager for the Funds are hereby deleted in their entirety from the Prospectuses and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE